UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 27, 2016

(Date of Earliest Event Reported)

Identiv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29440	77-0444317
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2201 Walnut Avenue, Suite 310, Fremont, California 94538

(Address of principal executive offices, including zip code)

(949) 250-8888

(Registrant’s telephone number, including area code)

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 2, 2016, Identiv, Inc. (the “Company”) issued a press release announcing certain preliminary financial results for the year ended December 31, 2015. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On January 27, 2016, the Company commenced the implementation of a worldwide restructuring plan designed to refocus the Company’s resources on its core business segments, including physical access and transponders, and to consolidate its operations in several worldwide locations. The restructuring plan includes a reduction of approximately 25% of the Company’s non-manufacturing employee base, reallocates overhead roles into direct business activities and eliminates certain management and executive roles.

In connection with the restructuring, the Company estimates that it will incur aggregate cash charges of approximately $1.6 million to $2.0 million, consisting of approximately $1.5 million to $1.75 million related to severance payments to employees and approximately $100,000 to $250,000 in lease termination fees. The majority of the charges are expected to be paid out during the first quarter of 2016.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations with respect to the scope and potential benefits of the restructuring, and the estimated costs associated with the restructuring and the timing thereof. Forward-looking statements are only predictions and are subject to a number of risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the actual impact of the restructuring on the Company’s business and the actual costs and timing of costs associated therewith, and risks discussed in the Company’s public reports, including its Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent reports filed with the U.S. Securities and Exchange Commission. All forward-looking statements are based on information available to the Company on the date hereof, and the Company assumes no obligation to update such statements.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release Issued by Identiv, Inc. dated February 2, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Identiv, Inc.

February 2, 2016	By:	/s/ Steven Finney
Steven Finney
Interim Chief Financial Officer